UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011 (February 7, 2011)

UNILIFE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-34540	27-1049354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On February 7, 2011, Unilife Corporation held its special meeting of stockholders in Sydney, Australia, at which the following proposals were submitted to a vote of stockholders and were passed.
(a) Votes, regarding, for the purpose of ASX Listing Rule 7.4, ratifying the issuance and sale by the Company of 27,228,150 CHESS Depositary Interests (“CDIs”) (equivalent to 4,538,025 shares of common stock) and 2,269,013 free unlisted options, were as follows:

For	Against	Abstentions	Broker Non-Votes
24,206,243	523,817	152,871	1,661,795
(b) Votes, regarding, for the purposes of ASX Listing Rule 7.4, ratifying the issuance by the Company of 375,000 warrants to Keystone Redevelopment Group, LLC, were as follows:

For	Against	Abstentions	Broker Non-Votes
25,526,237	847,333	171,156	0
(d) Votes, regarding, for the purposes of ASX Listing Rule 7.4, ratifying the issuance by the Company of 225,000 warrants to L2 Architecture, were as follows:

For	Against	Abstentions	Broker Non-Votes
25,519,679	851,324	173,723	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation
Date: February 8, 2011	By:	/s/ Alan Shortall
Alan Shortall
Chief Executive Officer